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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                             _________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    February 27, 2001
                                                  ----------------------

                        CONVERGENT COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)

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
                Colorado                                  333-53953                            84-1337265
(State or other jurisdiction of incorporation)      (Commission File Number)       (I.R.S. Employer Identification No.)
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                     400 Inverness Drive South, Suite 400
                           Englewood, Colorado 80112
                                (303) 749-3000
         (Address and telephone number of principal executive offices)

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Item 9. Regulation FD Disclosure

        The registrant issued a press release in conjunction with the registrant's fourth quarter earnings call to be held February 27, 2001. A copy of the press release is attached as exhibit 99.1

                                   SIGNATURE

   Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Convergent Communications, Inc.


Date: February 27, 2001                By:   /s/ Martin E. Freidel
                                           -----------------------------
                                                 Martin E. Freidel
                                       Executive Vice President, General Counsel
                                                  and Secretary